Exhibit 10.1

Execution Version

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”), dated as of March 23, 2018 (the “Fourth Amendment Effective Date”), is among WildHorse Resource Development Corporation, a Delaware corporation (the “Borrower”); each of the Guarantors party hereto (the “Guarantors” and collectively with the Borrower, the “Credit Parties”); each of the Lenders party hereto; and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S:

A.        The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of December 19, 2016 (as amended or otherwise modified from time to time to date pursuant to the terms thereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B.        The Borrower has requested, among other things, the amendment of certain terms of the Credit Agreement as set forth herein, to be effective as of the Fourth Amendment Effective Date and the North Louisiana Property Sale Date (as defined below), as applicable.

C.        The Lenders have agreed to redetermine and increase the Borrowing Base to $1,050,000,000 effective as of the Fourth Amendment Effective Date.

D.        The Borrower has requested that the Administrative Agent and the Lenders consent to the North Louisiana Property Sale (as defined below) without an automatic reduction of the Borrowing Base under Section 2.07(f) of the Credit Agreement; provided that the North Louisiana Property Sale is consummated prior to the effectiveness of the October 1, 2018 Scheduled Redetermination.

E.        The Borrower has requested that Branch Banking and Trust Company, Credit Agricole Corporate and Investment Bank, Regions Bank, The Huntington National Bank, Cathay Bank, Goldman Sachs Bank USA, Iberiabank and Natixis, New York Branch (each, a “New Lender” and, collectively, the “New Lenders”), become Lenders under the Credit Agreement with a Maximum Credit Amount and an Elected Commitment in the amount as shown on Annex I to the Credit Agreement (as amended hereby).

F.        Subject to and upon the terms and conditions set forth herein, the undersigned Lenders have agreed to enter into this Fourth Amendment to amend certain provisions of the Credit Agreement as more specifically provided for herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.        Defined Terms. Each capitalized term which is defined in the Credit

Agreement, but which is not defined in this Fourth Amendment, shall have the meaning ascribed to such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Fourth Amendment refer to the Credit Agreement, as amended hereby.

Section 2.        Fourth Amendment Effective Date Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 7 hereof, the Credit Agreement shall be amended effective as of the Fourth Amendment Effective Date in the manner provided in this Section 2.

2.1        Amendments to Section 1.02.

(a)         The following definitions are hereby amended and restated as follows:

“Agreement” means this Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and as the same may be further amended, modified, supplemented or restated from time to time.

“Applicable Margin” means, for any day, with respect to any ABR Loan, LIBOR Market Index Loan or Eurodollar Loan, or with respect to the Commitment Fee Rate, as the case may be, the rate per annum set forth in the Total Commitments Utilization Grid below based upon the Total Commitments Utilization Percentage then in effect:

Total Commitments Utilization Grid
Total Commitments Utilization Percentage	<25%	≥25% <50%	≥50% <75%	≥75% <90%	≥90%
Eurodollar Loans	1.750%	2.000%	2.250%	2.500%	2.750%
LIBOR Market Index Loans	1.750%	2.000%	2.250%	2.500%	2.750%
ABR Loans	0.750%	1.000%	1.250%	1.500%	1.750%
Commitment Fee Rate	0.375%	0.375%	0.500%	0.500%	0.500%

Each change in the Applicable Margin (whether as a result of a change in the Total Commitments Utilization Percentage, as a result of an amendment of the definition of Applicable Margin, or otherwise) shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change; provided that if at any time the Borrower fails to deliver a Reserve Report pursuant to Section 8.12 and such failure continues for more than 10 Business Days from the date when such Reserve Report is due, then the “Applicable Margin” means the rate per annum set forth on the grid when the Total Commitments Utilization Percentage is at its highest level until such Reserve Report is delivered.

(c)        The following definitions are hereby added where alphabetically appropriate to read as follows:

“Fourth Amendment” means that certain Fourth Amendment to Credit Agreement, dated as of the Fourth Amendment Effective Date, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Fourth Amendment Effective Date” means March 23, 2018.

“North Louisiana Property” means certain Property of WildHorse located in Harrison, Milam, Panola, Robertson, and San Augustine Counties, Texas and Bienville, Bossier, Cado, Claiborne, De Soto, Jackson, Lincoln, Ouachita, Red River, Sabine, and Webster Parishes, Louisiana, comprised of the “Properties” as defined in the North Louisiana Property Sale Agreement, subject to adjustment in accordance with the North Louisiana Property Sale Agreement; provided that any such adjustment may not add Properties (as defined in the North Louisiana Property Sale Agreement) with an aggregate Borrowing Base Value in excess of $10,000,000.

“North Louisiana Property Sale” means the sale of the North Louisiana Property pursuant to the North Louisiana Property Sale Agreement.

“North Louisiana Property Sale Agreement” means the Purchase and Sale Agreement dated February 12, 2018, by and between WildHorse, as seller, and Tanos Energy Holdings III, LLC as buyer, as the same may be modified or amended on or prior to the North Louisiana Property Sale Date; provided that such modification or amendment does not result in the addition of Properties (as defined in the North Louisiana Property Sale Agreement) with an aggregate Borrowing Base Value in excess of $10,000,000.

“North Louisiana Property Sale Fiscal Quarter” means the fiscal quarter in which the North Louisiana Property Sale Date occurs.

“North Louisiana Property Sale Date” means the date on which the North Louisiana Property Sale has been consummated; provided that (i) the Borrower shall provide written notice to the Administrative Agent, together with evidence satisfactory to the Administrative Agent thereof, and (ii) the North Louisiana Property Sale Date shall be a date no later than June 30, 2018. Upon receipt of such notice, the Administrative Agent shall promptly notify the Lenders of the North Louisiana Property Sale Date.

2.2        Amendment to Section 2.07(e). Section 2.07(e) is hereby amended and restated in its entirety to read as follows:

(e)        Automatic Reduction of Borrowing Base – Issuance of Permitted Senior Unsecured Notes or Permitted Second Lien Debt. In addition to other automatic reductions of the Borrowing Base set forth herein, if any Loan Party shall at any time issue Permitted Senior Unsecured Notes or incur Permitted Second Lien Debt, then the Borrowing Base shall automatically be decreased upon such issuance or incurrence by an amount equal to 25% of the amount equal to the excess, if any, of (x) the principal amount of such Permitted Senior Unsecured Notes issued in such issuance or Permitted Second Lien Debt incurred in such incurrence, as applicable, over (y) the sum of (1) the principal amount of then existing Permitted Senior Unsecured Notes and Permitted

Second Lien Debt refinanced or replaced by such Permitted Senior Unsecured Notes or Permitted Second Lien Debt plus (2) accrued interest, applicable premiums payable and transaction expenses incurred in connection therewith. Any such decrease in the Borrowing Base shall occur without any vote of Lenders or action by Administrative Agent. Upon any such redetermination, the Administrative Agent shall promptly deliver a New Borrowing Base Notice to the Borrower and the Lenders. Notwithstanding the foregoing, no such reduction to the Borrowing Base shall be required with respect to Permitted Senior Unsecured Notes in an aggregate stated principal amount not to exceed $200,000,000 issued by any Loan Party prior to delivery of the New Borrowing Base Notice for the Scheduled Redetermination scheduled to occur on or about October 1, 2018 (and for the avoidance of doubt, any principal amounts issued in excess thereof during such period shall be subject to the foregoing reduction).

2.3        Amendment to Section 2.07(f). Section 2.07(f) is hereby amended and restated in its entirety to read as follows:

(f)        Automatic Reduction of the Borrowing Base – Asset Dispositions or Swap Liquidations. In addition to the other automatic reductions of the Borrowing Base set forth herein, if at any time (i) the aggregate Borrowing Base Value of Oil and Gas Properties sold or disposed of pursuant to Section 9.12(d) (after giving effect to any concurrent acquisitions or other acquisitions subsequent to the last redetermination of the Borrowing Base (including in either case pursuant to exchanges, swaps or trades) of Oil and Gas Properties by the Borrower and the other Loan Parties, and taking into account the Proved Reserves of such Oil and Gas Properties acquired by the Borrower and the other Loan Parties, constituting the same type of Proved Reserves (differentiating among types of Hydrocarbons and among each of “proved oil and gas reserves,” “proved developed producing oil and gas reserves,” “proved developed non-producing oil and gas reserves” (consisting of proved developed shut-in oil and gas reserves and proved developed behind pipe oil and gas reserves), and “proved undeveloped oil and gas reserves,” as such terms are defined in the SPE Definitions (or any generally recognized successor) as in effect at the time in question); provided that there shall not be any such “netting” (i.e. the Proved Reserves of such Oil and Gas Properties acquired concurrently with such sale or disposition or otherwise subsequent to the last redetermination of the Borrowing Base shall not be taken into account) at any time if the aggregate Proved Reserves of the sold or disposed of Oil and Gas Properties in any period since the most recent determination of the Borrowing Base exceeds 7.5% of the Elected Commitments then in effect) together with (ii) the Swap Agreements in respect of commodities Liquidated (when taken together with any other Swap Agreements executed by the Loan Parties contemporaneously with the Liquidation of such Swap Agreements or subsequent to the last redetermination of the Borrowing Base), in any period between redeterminations of the Borrowing Base, exceeds seven and one-half percent (7.5%) of the Borrowing Base as of the last redetermination, then the Borrowing Base shall be automatically redetermined, effective immediately upon such sale, disposition or Swap Liquidation by an amount equal to the Borrowing Base Value of such Properties sold or disposed of and Swap Agreements in respect of commodities Liquidated and such new Borrowing Base shall be effective and applicable to the Borrower, the Administrative Agent, the Issuing Banks and the Lenders until the next redetermination or modification of the Borrowing Base pursuant to this Agreement; provided that for purposes of this Section 2.07(f), a Swap Agreement shall not be deemed to have been Liquidated if, (x) such Swap Agreement is novated from the existing counterparty to an Approved Counterparty, with the Borrower or the applicable Loan Party being the “remaining party” for purposes of such novation, (y) such Swap Agreement would have matured pursuant to its terms on or prior to the scheduled effective date of the next Scheduled Redetermination or (z) upon its termination, it is replaced, in a substantially contemporaneous transaction, with one or more Swap Agreements with approximately the same mark-to-market value and without net cash payments to any Loan Party (taking into consideration any cash payments by any Loan Party) in connection therewith (excluding for purposes of this clause (z) any Swap Agreement that pursuant to its terms would have matured on or prior to the scheduled effective date of the next Scheduled Redetermination). Such decrease in the Borrowing Base shall occur without any vote of Lenders or action by Administrative Agent. Upon any such redetermination, the Administrative Agent shall promptly deliver a New Borrowing Base Notice to the Borrower and the Lenders.

2.4        Amendment to Section 9.04(a)(iv). Section 9.04(a)(iv) is hereby amended by replacing the reference therein to “$75,000,000” with “$100,000,000”.

2.5        Amendments to Section 9.05. Section 9.05(g) is hereby amended by replacing the reference therein to “$15,000,000” with “$25,000,000”. Section 9.05(h) is hereby amended by replacing the reference therein to “$10,000,000” with “$25,000,000”. Section 9.05(i) is hereby amended by replacing the reference therein to “$15,000,000” with “$25,000,000”.

2.6        Amendment to Section 9.12.

(a)        Section 9.12(d) is hereby amended by (i) replacing the reference therein to “clauses (a) though (c) or (e)” with “clauses (a), (b), (c), (e), (f) or (g)” and (ii) deleting the word “and” at the end of such section.

(b)        Section 9.12(e) and Section 9.12(f) are hereby amended and restated in their entirety and replaced with clauses (e), (f) and (g) as follows:

(e)      exchanges, swaps or trades (for clarity, including exchanges, swaps or trades in which the relevant Loan Parties receive cash proceeds in amounts that do not satisfy the applicable minimum percentage set forth in clause (ii) of the proviso in Section 9.12(d)) of Oil and Gas Properties not constituting Proved Reserves; provided that (i) no Default or Event of Default has occurred and is continuing or would result from such exchange, swap or trade and (ii) the consideration received in respect of such exchange, swap or trade shall be equal to or greater than the fair market value of the Oil and Gas Property (or interest therein) subject of such exchange, swap or trade (in each case, as reasonably determined by the Borrower and, if requested by the Administrative Agent, the Borrower shall deliver a certificate of a Responsible Officer certifying to that effect);

(f)      the sale or disposition of the North Louisiana Property; provided that (i) the sale or disposition of the North Louisiana Property occurs prior to the effectiveness of the

Scheduled Redetermination of the Borrowing Base scheduled to occur on or about October 1, 2018 and (ii) no Default, Event of Default or Borrowing Base Deficiency has occurred and is continuing or would result from such sale or disposition; and

(g) sales and other dispositions of Properties not regulated by Section 9.12(a) to (f) having a fair market value not to exceed $10,000,000 in the aggregate during any 12-month period.

Notwithstanding anything to the contrary in this Section 9.12, none of (x) the forfeiture of all or any portion of any lease as the result of a decision by any Loan Party not to drill any well or take any other action necessary to maintain such lease in full force and effect, (y) the sale or other disposition by any Loan Party of any Equity Interest in any Unrestricted Subsidiary, or (z) the sale or other disposition by the Borrower of any Equity Interest in the Borrower, is a sale or other disposition which is subject to this this Section 9.12.

2.7        Replacement of Annex I on the Fourth Amendment Effective Date.

(a)        Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement. After giving effect to this Fourth Amendment and any Borrowings made on the Fourth Amendment Effective Date, (i) each Lender (including each New Lender) who holds Loans in an aggregate amount less than its Applicable Percentage (after giving effect to this Fourth Amendment) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage of all Loans, (ii) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage (after giving effect to this Fourth Amendment) and (iii) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender equals its Applicable Percentage (after giving effect to this Fourth Amendment) of the aggregate Revolving Credit Exposure of all Lenders.

(b)        The Administrative Agent, the Issuing Banks and the Borrower hereby consent to the reallocations and payments pursuant to this Section 2.7 and waive the delivery of an Assignment and Assumption and any other condition (other than the delivery by each New Lender of an Administrative Questionnaire) to the effectiveness of the foregoing reallocations and payments. The Administrative Agent hereby consents to a one-time waiver of the $3,500 processing and recordation fee that would otherwise be payable pursuant to Section 12.04(b)(ii)(C) if the reallocations and payments provided for herein were structured as assignments by Lenders receiving such payments to Lenders (including New Lenders) making such payments. Each existing Lender waives any break-funding payments otherwise payable under Section 5.02 in connection with the repayment of any Loans in accordance with this Section 2.7.

Section 3.        North Louisiana Property Sale Date Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, the Credit Agreement shall be further amended effective as of the North Louisiana

Property Sale Date in the manner provided in this Section 3 without any vote of the Lenders, action by the Administrative Agent or satisfaction of any other condition.

3.1        Amendments to Section 1.02.

(a)         The following definitions are hereby amended and restated as follows:

“Consolidated EBITDAX” means, with respect to the Borrower and the Consolidated Restricted Subsidiaries, for any period, Consolidated Net Income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) interest expense (including realized and unrealized losses on interest rate derivative contracts); (b) income tax expense; (c) depreciation, depletion and amortization expense; (d) impairment of goodwill and long-lived assets (including Oil and Gas Properties); (e) accretion of asset retirement obligations; (f) unrealized losses on commodity derivative contracts; (g) realized losses upon the early termination or other monetization of commodity derivative contracts; (h) losses on sale of assets; (i) noncash unit-based compensation expenses; (j) exploration costs; (k) brokers’ or finders’ fees, and other fees, in connection with acquisitions of Oil and Gas Properties permitted hereunder, and (l) fees and expenses expensed and paid in cash in connection with the issuance of Debt and the issuance of Equity Interests, including fees and expenses expensed and paid in cash in connection with any registered offering of Equity Interests in the Borrower, including the Borrower IPO; minus, without duplication and to the extent included in the statement of such Consolidated Net Income for such period, the sum of interest income (including realized and unrealized gains on interest rate derivative contracts); income tax benefit; unrealized gains on commodity derivative contracts; realized gains upon the early termination or other monetization of commodity derivative contracts; and gains on sales of assets. For the purposes of calculating Consolidated EBITDAX for any Rolling Period in connection with any determination of the financial ratio contained in Section 9.01(a), if during such Rolling Period, the Borrower or any Consolidated Restricted Subsidiary shall have made a Material Disposition or Material Acquisition, the Consolidated EBITDAX for such Rolling Period shall be calculated after giving pro forma effect thereto as if such Material Disposition or Material Acquisition, as applicable, occurred on the first day of such Rolling Period. For purposes of Consolidated EBITDAX for the Rolling Periods ending on the last day of the North Louisiana Property Sale Fiscal Quarter and last day of the first two fiscal quarters thereafter in connection with any determination of the financial ratio contained in Section 9.01(a), Consolidated EBITDAX shall be calculated as follows: (A) for the Rolling Period ending on the last day of the North Louisiana Property Sale Fiscal Quarter, Consolidated EBITDAX shall be Consolidated EBITDAX for the Rolling Period ending on such date multiplied by 4; (B) for the Rolling Period ending on the last day of the first fiscal quarter ending after the North Louisiana Property Sale Fiscal Quarter, Consolidated EBITDAX shall be Consolidated EBITDAX for the Rolling Period ending on such date multiplied by 2; and (C) for the Rolling Period ending on the last day of the second fiscal quarter ending after the North Louisiana Property Sale Fiscal Quarter, Consolidated EBITDAX shall be Consolidated EBITDAX for the Rolling Period ending on such date multiplied by 4/3.

“Rolling Period” means (a) for the North Louisiana Property Sale Fiscal Quarter and the first two fiscal quarters thereafter, the period commencing on the first calendar day of the North Louisiana Property Sale Fiscal Quarter and ending on the last day of such fiscal quarter and (b) for the third fiscal quarter ending after the North Louisiana Property Sale Fiscal Quarter, and for each fiscal quarter thereafter, the period of four (4) consecutive fiscal quarters ending on the last day of such applicable fiscal quarter.

Section 4.        Aggregate Elected Commitment Amounts. Pursuant to Section 2.06(c), the Aggregate Elected Commitment Amounts shall be increased to $1,050,000,000, effective as of the Fourth Amendment Effective Date, and the Borrower and the Lenders agree and acknowledge that the Elected Commitment of each Lender shall be as more particularly set forth on Annex I attached hereto and that each New Lender shall be deemed to have executed and delivered Exhibit H attached to the Credit Agreement pursuant to the terms thereof.

Section 5.        Borrowing Base Redetermination. Pursuant to Section 2.07, the Administrative Agent and the Lenders agree that for the period from and including the Fourth Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to $1,050,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 2.07(f) or Section 8.12(c). For the avoidance of doubt, the redetermination herein shall constitute the April 1, 2018 Scheduled Redetermination and the next Scheduled Redetermination shall be the October 1, 2018 Scheduled Redetermination.

Section 6.        New Lenders. Each New Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as amended hereby as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Credit Agreement as amended hereby, to the same extent as if such New Lender were an original signatory thereto. Each New Lender hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as amended hereby as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. Each New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Fourth Amendment, to consummate the transactions contemplated hereby and to become a party to, and a Lender under, the Credit Agreement as amended hereby, (b) it has received a copy of the Credit Agreement and copies of the most recent financial statements delivered pursuant to Section 8.01, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Fourth Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (c) from and after the Fourth Amendment Effective Date, it shall be a party to and be bound by the provisions of the Credit Agreement as amended hereby and the other Loan Documents and have the rights and obligations of a Lender thereunder.

Section 7.        Conditions Precedent. The effectiveness of this Fourth Amendment is subject to the following:

7.1        The Administrative Agent shall have received counterparts (in such number as may be requested by the Administrative Agent) of this Fourth Amendment from the Borrower, each Guarantor and each Lender (including each New Lender).

7.2        The Administrative Agent shall have received an Administrative Questionnaire from each New Lender.

7.3        The Administrative Agent shall have received from the relevant Loan Parties duly executed and notarized mortgages and/or mortgage supplements or amendments in form and substance reasonably satisfactory to the Administrative Agent so that, after giving effect to the recording of such mortgages, mortgage supplements and/or amendments, the Administrative Agent shall be reasonably satisfied that it has first priority, perfected Liens (subject only to Excepted Liens identified in clauses (a) to (d) and (f) of the definition thereof, but subject to the provisos at the end of such definition) on at least 85% of the total value (as determined by the Administrative Agent based on the present value of the Proved Reserves attributable thereto using a 9% discount rate) of the Oil and Gas Properties evaluated in the Reserve Report most recently delivered pursuant to Section 8.12(a).

7.4        The Administrative Agent shall have received from the Borrower title information setting forth the status of title to at least 85% of the total value (as determined by the Administrative Agent based on the present value of the Proved Reserves attributable thereto using a 9% discount rate) of the Oil and Gas Properties evaluated in the Reserve Report most recently delivered pursuant to Section 8.12(a).

7.5        No Default or Borrowing Base Deficiency shall have occurred and be continuing as of the date hereof after giving effect to the terms of this Fourth Amendment.

7.6        The Administrative Agent shall have received all fees and other amounts due and payable to the Administrative Agent or any Lenders in connection with this Fourth Amendment.

7.7        The Administrative Agent shall have received duly executed Notes payable to each Lender requesting a Note in a principal amount equal to its Maximum Credit Amount (as amended by this Fourth Amendment) dated as of the date hereof.

7.8        The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this Fourth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 7 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 8.        Return of Promissory Notes.    Promptly upon receipt of any replacement Note under Section 7.7 hereof, each Lender shall return to the Administrative Agent (for delivery to the Borrower for cancellation) any other Note in such Lender’s possession that was previously delivered to such Lender under the Credit Agreement.

Section 9.        Miscellaneous.

9.1        Confirmation and Effect.    The provisions of the Credit Agreement (as amended by this Fourth Amendment) shall remain in full force and effect in accordance with its terms following the Fourth Amendment Effective Date, and this Fourth Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

9.2        No Waiver.    Neither the execution by the Administrative Agent or the Lenders of this Fourth Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this Fourth Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents. Similarly, nothing contained in this Fourth Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except as expressly provided herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.

9.3        Ratification and Affirmation of Credit Parties.    Each Credit Party hereby expressly (i) acknowledges the terms of this Fourth Amendment, (ii) ratifies and affirms its obligations under the Guaranty Agreement, the Security Agreement and the other Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty Agreement, the Security Agreement and the other Loan Documents to which it is a party, (iv) agrees that its guarantee under the Guaranty Agreement and its pledge of collateral under the Security Agreement and any of its obligations under the other Loan Documents to which it is a party remain in full force and effect with respect to the Indebtedness as amended hereby, (v) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Person contained in the Credit Agreement (as amended by this Fourth Amendment) and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to this Fourth Amendment except (A) to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall continue to be true and correct as of such specified earlier date, and (B) to the extent that any such representation and warranty is expressly qualified by reference to materiality, a Material Adverse Effect or similar qualification, in which case such representations and warranties shall be true and correct in all respects, (vi) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Person of this Fourth Amendment are within such Person’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Fourth Amendment constitutes the valid and binding obligation of such Person enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (vii) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Fourth Amendment, no Default or Event of Default exists.

9.4        Counterparts.    This Fourth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Fourth Amendment by facsimile or other electronic transmission (e.g., .pdf) shall be effective as delivery of a manually executed counterpart of this Fourth Amendment.

9.5        No Oral Agreement.    THIS WRITTEN FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

9.6        Governing Law.    THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

9.7        Payment of Expenses.    The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Fourth Amendment in accordance with Section 12.03.

9.8        Severability.    Any provision of this Fourth Amendment or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

9.9        Successors and Assigns.    This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (in each case, as permitted by Section 12.04).

9.10        Loan Document.    This Fourth Amendment shall constitute a “Loan Document” under and as defined in Section 1.02.

[Signature Pages Follow]

The parties hereto have caused this Fourth Amendment to be duly executed as of the day and year first above written.

BORROWER:

WILDHORSE RESOURCE DEVELOPMENT CORPORATION, a Delaware corporation

By:/s/ Andrew J. Cozby

Name:	Andrew J. Cozby
Title:	Executive Vice President and Chief Financial Officer

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

GUARANTORS:

WILDHORSE RESOURCES II, LLC, a Delaware limited liability company
By: WildHorse Resource Development Corporation, its sole member
ESQUISTO RESOURCES II, LLC, a Texas limited liability company
By: WildHorse Resource Development Corporation, its sole member
WHE ACQCO., LLC, a Delaware limited liability company
By: WildHorse Resource Development Corporation, its sole member
WHR EAGLE FORD LLC, a Delaware limited liability company
By: WildHorse Resource Development Corporation, its sole member
BURLESON SAND LLC, a Delaware limited liability company
By: WildHorse Resource Development Corporation, its sole member

By: /s/ Andrew J. Cozby
Name: Andrew J. Cozby
Title: Executive Vice President and Chief Financial Officer

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

WILDHORSE RESOURCES MANAGEMENT COMPANY, LLC, a Delaware limited liability company
By: WildHorse Resources II, LLC, its sole member,
By: WildHorse Resource Development Corporation, its sole member
OAKFIELD ENERGY LLC, a Delaware limited liability company
By: WildHorse Resources II, LLC, its sole member,
By: WildHorse Resource Development Corporation, its sole member

By: /s/ Andrew J. Cozby
Name: Andrew J. Cozby
Title: Executive Vice President and Chief Financial Officer

PETROMAX E&P BURLESON, LLC, a Texas limited liability company
By: Esquisto Resources II, LLC, its sole member,
By: WildHorse Resource Development Corporation, its sole member

By: /s/ Andrew J. Cozby
Name: Andrew J. Cozby
Title: Executive Vice President and Chief Financial Officer

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

BURLESON WATER RESOURCES, LLC, a Texas limited liability company
By: Esquisto Resources II, LLC, its sole member,
By: WildHorse Resource Development Corporation, its sole member

By: /s/ Andrew J. Cozby
Name: Andrew J. Cozby
Title: Executive Vice President and Chief Financial Officer

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By: /s/ David Dodd
Name: David Dodd
Title: Managing Director

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WILDHORSE RESOURCE DEVELOPMENT CORPORATION

BMO HARRIS BANK N.A., as a Lender

By: /s/ Gumaro Tijerina
Name: Gumaro Tijerina
Title: Managing Director

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WILDHORSE RESOURCE DEVELOPMENT CORPORATION

BANK OF AMERICA, N.A., as a Lender

By: /s/ Raza Jafferi
Name: Raza Jafferi
Title: Director

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WILDHORSE RESOURCE DEVELOPMENT CORPORATION

BARCLAYS BANK PLC, as a Lender

By: /s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

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WILDHORSE RESOURCE DEVELOPMENT CORPORATION

CITIBANK, N.A., as a Lender

By: /s/ Cliff Vaz
Name: Cliff Vaz
Title: Vice President

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WILDHORSE RESOURCE DEVELOPMENT CORPORATION

COMERICA BANK, as a Lender

By: /s/ William B. Robinson
Name: William B. Robinson
Title: Senior Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

ING CAPITAL LLC, as a Lender

By: /s/ Josh Strong
Name: Josh Strong
Title: Director

By: /s/ Charles Hall
Name: Charles Hall
Title: Managing Director

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WILDHORSE RESOURCE DEVELOPMENT CORPORATION

BOKF, N.A. DBA BANK OF TEXAS, as a Lender

By: /s/ Martin W. Wilson
Name: Martin W. Wilson
Title: Senior Vice President

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WILDHORSE RESOURCE DEVELOPMENT CORPORATION

CAPITAL ONE NATIONAL ASSOCIATION, as a Lender

By: /s/ Michael Higgins
Name: Michael Higgins
Title: Senior Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Jo Linda Papadakis
Name: Jo Linda Papadakis
Title: Authorized Officer

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WILDHORSE RESOURCE DEVELOPMENT CORPORATION

ASSOCIATED BANK, N.A., as a Lender

By: /s/ Kyle Lewis
Name: Kyle Lewis
Title: Vice President

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WILDHORSE RESOURCE DEVELOPMENT CORPORATION

COMPASS BANK, as a Lender

By: /s/ Mark H. Wolf
Name: Mark H. Wolf
Title: Senior Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By: /s/ Trudy Nelson
Name: Trudy Nelson
Title: Authorized Signatory

By: /s/ Robert Long
Name: Robert Long
Title: Authorized Signatory

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WILDHORSE RESOURCE DEVELOPMENT CORPORATION

FIFTH THIRD BANK, as a Lender

By:	/s/ Justin Bellamy
Name: Justin Bellamy
Title: Director

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WILDHORSE RESOURCE DEVELOPMENT CORPORATION

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ John C. Lozano
Name: John C. Lozano
Title: Senior Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

ABN AMRO CAPITAL USA LLC, as a Lender

By: /s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

By: /s/ Elizabeth Johnson
Name: Elizabeth Johnson
Title: Director

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WILDHORSE RESOURCE DEVELOPMENT CORPORATION

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Sandra Salazar
Name: Sandra Salazar
Title: Managing Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

BRANCH BANKING AND TRUST COMPANY, as a New Lender

By: /s/ Greg Krablin
Name: Greg Krablin
Title: Vice President

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WILDHORSE RESOURCE DEVELOPMENT CORPORATION

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a New Lender

By: /s/ Michael Willis
Name: Michael Willis
Title: Managing Director

By: /s/ Page C. Dillehunt
Name: Page C. Dillehunt
Title: Managing Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

REGIONS BANK, as a New Lender

By:	/s/ Daniel G. Steele
Name: Daniel G. Steele
Title: Managing Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

The Huntington National Bank, as a New Lender

By: /s/ Jason A. Zilewicz
Name: Jason A. Zilewicz
Title: Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

Cathay Bank, as a New Lender

By:	/s/ Dale T Wilson
Name: Dale T Wilson
Title: Senior Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

GOLDMAN SACHS BANK USA, as a New Lender

By: /s/ Josh Rosenthal
Name: Josh Rosenthal
Title: Authorized Signatory

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

IBERIABANK, as a New Lender

By: /s/ Stacy Goldstein
Name: Stacy Goldstein
Title: Senior Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

Natixis, New York Branch, as a New Lender

By: /s/ Brice le Foyer
Name: Brice le Foyer
Title: Executive Director

By: /s/ Arnaud Roberdet
Name: Arnaud Roberdet
Title: Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS AND ELECTED COMMITMENTS

Name of Lender	Applicable Percentage	Maximum Credit Amount	Elected Commitment
Wells Fargo Bank, National Association	6.714285714286%	$134,285,714.29	$70,500,000
BMO Harris Bank N.A.	5.523809523810%	$110,476,190.48	$58,000,000
Bank of America, N.A.	5.523809523810%	$110,476,190.48	$58,000,000
Barclays Bank PLC	5.523809523810%	$110,476,190.48	$58,000,000
Capital One National Association	5.523809523810%	$110,476,190.48	$58,000,000
Citibank, N.A.	5.523809523810%	$110,476,190.48	$58,000,000
Comerica Bank	5.523809523810%	$110,476,190.48	$58,000,000
ING Capital LLC	5.523809523810%	$110,476,190.48	$58,000,000
JPMorgan Chase Bank, N.A.	5.523809523810%	$110,476,190.48	$58,000,000
PNC Bank, National Association	5.523809523810%	$110,476,190.48	$58,000,000
ABN AMRO Capital USA LLC	4.571428571429%	$91,428,571.43	$48,000,000
BOKF, N. A. DBA Bank of Texas	4.571428571429%	$91,428,571.43	$48,000,000
Canadian Imperial Bank of Commerce, New York Branch	4.571428571429%	$91,428,571.43	$48,000,000
Compass Bank	4.571428571429%	$91,428,571.43	$48,000,000
Fifth Third Bank	4.571428571429%	$91,428,571.43	$48,000,000
U.S. Bank National Association	2.619047619048%	$52,380,952.38	$27,500,000
Associated Bank, N.A.	2.380952380952%	$47,619,047.62	$25,000,000
Branch Banking and Trust Company	2.380952380952%	$47,619,047.62	$25,000,000

Name of Lender	Applicable Percentage	Maximum Credit Amount	Elected Commitment
Credit Agricole Corporate and Investment Bank	2.380952380952%	$47,619,047.62	$25,000,000
Natixis, New York Branch	2.380952380952%	$47,619,047.62	$25,000,000
Regions Bank	2.380952380952%	$47,619,047.62	$25,000,000
Cathay Bank	1.547619047619%	$30,952,380.95	$16,250,000
Goldman Sachs Bank USA	1.547619047619%	$30,952,380.95	$16,250,000
The Huntington National Bank	1.547619047619%	$30,952,380.95	$16,250,000
Iberiabank	1.547619047619%	$30,952,380.95	$16,250,000
TOTAL	100.000000000000%	$2,000,000,000.00	$1,050,000,000.00